UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 8, 2021)

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The Board of Directors of American Express Company (the “Company”) has elected Lisa W. Wardell as a director of the Company, effective March 8, 2021. Ms. Wardell will serve as a member of the Board’s Risk Committee. Ms. Wardell will participate in the compensation program for non-employee directors as described under the heading “Compensation of Directors” in the Company’s definitive proxy statement on Scheduled 14A, filed with the Securities and Exchange Commission on March 24, 2020. A copy of the press release announcing the election of Ms. Wardell is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Ms. Wardell and members of her immediate family are directors, employees and/or have equity interests in companies with whom the Company had entered into ordinary course business relationships prior to her election as a director of the Company and with whom the Company may enter into additional ordinary course relationships from time to time. These may include ordinary course merchant relationships pursuant to which these companies accept the Company’s credit and charge cards and pay the Company fees when their customers use these cards. From time to time, the Company may enter into joint marketing or other relationships with one or more of these companies in the ordinary course that encourage their customers to apply for and use the Company’s products and services. The Company may also provide ordinary course Corporate Card, travel and other payment and financing products and services, including extensions of credit, on terms and conditions similar to those available to other customers generally to some of these companies for which these companies pay fees to the Company. The Company may also engage in other commercial transactions with these companies and pay or receive fees in those transactions.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press Release of American Express Company, dated March 9, 2021, announcing the election of Lisa W. Wardell to the Company’s Board of Directors.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Deputy Corporate Secretary

Date: March 9, 2021